UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OptimumBank Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or Telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET:

http://www.cstproxyvote.com

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:

http://www.optimumbank.com/stockholder-information/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE:

1-866-894-0537 via touchtone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0537

Have your Proxy Card in hand and follow the instructions.

April 11, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on Tuesday, May 3, 2016, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our Annual Report on Form 10-K for 2015, which contains important information about our company.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you need directions to the annual meeting, please call our offices at (954) 900-2805.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support for our company.

Sincerely,

Moishe Gubin

Director

OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 3, 2016

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on Tuesday, May 3, 2016, at 10:00 a.m. for the following purposes:

1. To elect three (3) directors;

2. To approve an amendment to the Company’s 2011 Equity Incentive Plan to increase the maximum number of shares that may be issued under the plan from 105,000 shares to 210,000 shares;

3. To ratify the selection of Hacker, Johnson & Smith PA as the Company’s independent auditor for fiscal year 2016; and

4. To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on March 18, 2016 are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Moishe Gubin

Director

Fort Lauderdale, Florida

April 11, 2016

IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 3, 2016. Our Proxy Statement and Annual Report on Form 10-K for 2015 are available at http://www.optimumbank.com/stockholder-information/

OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 3, 2016

This Proxy Statement will be first mailed to shareholders on or about April 15, 2016. It is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (the “Company”) to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on Tuesday, May 3, 2016, at the executive offices of OptimumBank (the “Bank”), 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on March 18, 2016, will be entitled to vote at the meeting on the basis of one vote for each share held. On the record date, there were 962,886 outstanding shares of common stock held of record by approximately 800 shareholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where will the annual meeting take place?

The annual meeting will be held on May 3, 2016 at 10:00 a.m. (local time), at the executive offices of the Bank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on March 18, 2016 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on three items:

1. The election of three (3) Directors (see page 6);

2. The approval of an amendment to the Company’s 2011 Equity Incentive Plan to increase the maximum number of shares that may be issued under the plan from 105,000 shares to 210,000 shares (see page 10); and

3. The ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the 2016 fiscal year (see page 15).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are four ways to vote:

•	By toll free telephone at 1-866-894-0537.

•	By internet at http://www.cstproxyvote.com

•	If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or

•	By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What is the deadline for voting via Internet or telephone?

Internet and telephone voting is available through 11:59 p.m. (Eastern Daylight Time) on Monday, May 2, 2016 (the day before the annual meeting).

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as Directors;

2. FOR the approval of an amendment to the Company’s 2011 Equity Incentive Plan to increase the maximum number of shares that may be issued under the plan from 105,000 shares to 210,000 shares; and

3. FOR the ratification of the appointment of Hacker, Johnson & Smith, PA as independent registered public accounting firm for the 2016 fiscal year.

Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize Moishe Gubin, Joel Klein and Martin Schmidt of the Company to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 962,886 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 481,443 shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

For the election of Directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For the approval of the amendment to the Company’s 2011 Equity Incentive Plan to increase the maximum number of shares that may be issued under the plan from 105,000 shares to 210,000 shares (Proposal No. 2), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will not be voted with respect to the amendment, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For the ratification of the appointment of Hacker, Johnson & Smith, PA (Proposal No. 3), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

Can I change my vote?

Yes. If you are a shareholder of record, you may change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, you can attend the meeting, and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on March 18, 2016 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of the Company’s stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for Director named in this proxy statement;

•	FOR the approval of the amendment to the Company’s 2011 Equity Incentive Plan to increase the maximum number of shares that may be issued under the plan from 105,000 shares to 210,000 shares; and

•	FOR ratification of the appointment of Hacker, Johnson & Smith, PA as the independent registered public accounting firm for the Company for the 2016 fiscal year.

Who can help answer my questions?

If you are a shareholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the annual meeting, including the procedures for voting your shares, you should contact:

Mary Franco, Operations Assistant

(954) 900-2805

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of three members, each of whom are to be elected at the annual meeting. Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees are current Directors. The Board of Directors has nominated each of the current Directors for election at the 2016 annual meeting.

The Company is currently seeking additional candidates to serve as Directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s Directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors.

Moishe Gubin, age 39, has served as Director of the Company and OptimumBank since March 2010. Mr. Gubin is Chief Executive Officer of Strawberry Fields REIT, a real estate holding company, which owns properties in multiple states, and owns many other businesses. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies. Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center (www.midwesttorah.org). He also attended Yeshiva Bais Israel where he received a BA in Talmudic Literature. Mr. Gubin has been a licensed Certified Public Accountant in the State of New York since 2010.

Joel Klein, age 69, became a Director of the Company and OptimumBank in February 2012. Mr. Klein has been retired since 2011. From 2006 until 2010, he served as Chief Financial Officer for Chicago-based Taxi Affiliation Services, LLC, a company that provides support services to transportation companies in five states and over twenty separate municipalities. Between 1994 and 2005, he was a vice president at The Stamford Group, Inc., a Connecticut based provider of investment and merchant banking services. Prior to his service with The Stamford Group, Mr. Klein served in various financial management capacities, including Chief Financial Officer, Controller, and Senior Accountant with various firms, including Equilease Corporation, Choice Drug Systems, Inc., The Leasing Equipment Group, Ltd., I.C. Herman & Co., Goldstein, Golub, Kessler & Co. CPA’s, and Brout, Isaacs & Co. CPA’s. Mr. Klein received a Bachelor of Science degree in Accounting from Brooklyn College in 1969. He has been licensed as a CPA in the State of New York since 1972.

Martin Z. Schmidt, age 68, became a Director of the Company and OptimumBank in August 2015. Mr. Schmidt has been in the financial and estate planning, securities and insurance industries since 1975. Since 2013, he has been an independent financial consultant with National Holdings Corp/Gilman Ciocia. In 2007, he served in a marketing capacity and liaison to the national senior accounting firms for Twenty-First Securities, Inc., introducing market based solutions for tax and corporate based problems within their institutional client base. From 1993 to 2000, he served as a Vice President and Branch Manager for multiple branches of Advest, Inc., a major regional securities and investment management firm,. Mr. Schmidt served with the 423d Military Police, U.S. Army Reserve, for five years, completed 3 years of coursework towards an MBA in Management Science and Statistics at the Lubin Graduate School of Business Administration in 1973, and graduated Brooklyn College with a B.A. in Economics in 1969.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors analyzed the independence of each director and determined that Moishe Gubin and Martin Schmidt, each meet the standards of independence under the listing standards of NASDAQ Stock Market (“NASDAQ”).

The Board of Directors Meetings and Committees

OptimumBank Holdings’ Board of Directors met 14 times during 2015. The independent directors did not meet in executive session without management during 2015. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served. The Company’s Board of Directors has established several standing committees, including the following:

Compensation Committee

The Compensation Committee currently consists of Moishe Gubin (Chairman) and Martin Schmidt. Mr. Gubin and Mr. Schmidt are independent under the NASDAQ listing standards. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management and non-employee directors. The Compensation Committee met once during 2015 and operates under a written charter. A copy of the current Compensation Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance/.

In 2015, no executive officer had a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other persons. The Compensation Committee does not use consultants to determine or recommend the amount or form of compensation arrangements.

Nominating Committee

The Nominating Committee currently consists of Mr. Gubin, Mr. Klein, and Mr. Schmidt. The committee evaluates new candidates and current directors, and recommends candidates to the Board to fill vacancies occurring between annual shareholder meetings. A copy of the charter for the Nominating Committee can be viewed on the Company’s website at www.optimumbank.com/ information-center/corporate-governance.

All of the director nominees of the Company set forth in the Proposal entitled “Election of Directors” were recommended by a majority of the independent directors of the Company. The independent directors, acting in their capacity as the nominating committee, held one meeting during 2016.

The Nominating Committee will initially consider nominating the Company’s existing directors for re-election to the Board as appropriate or to other director nominees proposed, as appropriate, by the directors, and in doing so considers each director’s independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Nominating Committee will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including banking, financial, real estate and/or legal expertise, who would be effective as a director in conjunction with the full Board, who would commit to attend Board and committee meetings, and whose interests are aligned with the long-term interests of the Company’s shareholders.

The Nominating Committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. For the 2017 annual meeting, recommendations must be received by December 3, 2016. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules.

Audit Committee

The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors consisting of Joel Klein. Moishe Gubin, and Martin Schmidt. The Audit Committee operates under a written charter adopted and approved by the Board of Directors. A copy of the current Audit Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

Prior to 2015, the Board determined that all of the members of the Audit Committee were financially literate and independent in accordance with the NASDAQ listing standards applicable to audit committee members. During the fall of 2015, Mr. Klein agreed to assume, on an interim basis, the duties of the Company’s principal executive officer and principal accounting officer, due to the resignation of Thomas Procelli, who had been serving in these positions. As a result, Mr. Klein is not currently deemed to be independent. The Board also has determined that both Moishe Gubin and Joel Klein are “audit committee financial experts” as defined by SEC rules. The Audit Committee met 12 times during 2015. A Report from the Audit Committee is included on page 19.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the annual meeting. All of the directors attended the 2015 annual meeting.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, Attention: Mary Franco. All communications will be compiled by the Corporate Secretary and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of the Company’s Code of Ethics should be reported under the procedures outlined in the Company’s Whistleblower Policy. Our Whistleblower Policy is available on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

Board Leadership Structure and Role in Risk Oversight

The Company’s policy is to separate the roles of chairman and chief executive officer of the Company. At the present time, the Company does not have any person serving as the Chairman of the Board.

The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at the Company’s committee levels, the Board, as a whole, oversees the Company’s risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through committee reports about the Company’s risks. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation practices and policies.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2011 EQUITY INCENTIVE

PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER

THE PLAN

The Company has adopted the 2011 Equity Incentive Plan. The plan allows the Company to provide equity compensation to employees and directors, under a shareholder-approved plan, and enables the Company to attract and retain qualified persons to serve as directors and officers.

As of the date of this proxy statement, the Company has issued 52,959 shares under the plan. As a result, there are only 52,041 additional shares available for issuance under the plan.

The Board of Directors of the Company believes that equity compensation is a key aspect of the Company’s ability to attract and retain qualified directors and officers. During 2015, the Company issued 22,442 shares to Moishe Gubin, 16,537 shares to Joel Klein, and 7,613 shares to Martin Schmidt as part of their compensation for their services as Directors. Norman Ginsparg, a Director of the Bank, who is pending regulatory approval to be a Director of the Company, was issued 13,257 shares for his service as Director of the Bank. The Company expects to issue a similar number of shares in 2016.

The Board has approved an amendment to increase the aggregate number of shares of common stock authorized for issuance under the plan from 105,000 to 210,000 shares, subject to shareholder approval, in order to ensure that the Company is able to continue to grant equity compensation at levels determined appropriate by the Board.

Summary of the Plan

The principal features of the plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the plan is set forth in Appendix A to this proxy statement.

Plan Administration

The plan is administered by our Board of Directors, a majority of whom meet the NASDAQ standard for director independence, and/or our Board’s Compensation Committee, which consists of at least two members of the Board, each of whom meets the NASDAQ standard for director independence. The Board through its Compensation Committee, has the sole authority, among other things, to:

•	Select participants and grant awards,

•	Determine the number of shares to be subject to the types of awards,

•	Determine the terms and conditions upon which awards will be granted under the plan, including the vesting requirements of awards,

•	Prescribe the form and terms of award agreements,

•	Establish procedures and regulations for the administration of the plan,

•	Interpret the plan, and

•	Make all determinations necessary or advisable for administration of the plan.

Eligibility

The directors and employees of the Company and its subsidiaries are eligible to participate in the plan.

Awards

The plan provides for the grant of incentive and non-statutory options, bonus shares, restricted shares, and performance shares, as such terms are defined in the plan.

Shares Subject to the Plan

The plan currently authorizes the issuance of up to 105,000 shares of the Company common stock. If any shares are subject to an award under the plan that is forfeited, cancelled, expired, lapsed or otherwise terminate without the issuance of such shares, those shares will again be available for grant under the plan. Likewise, shares that are tendered to the Company by a participant as full or partial payment of the exercise price of any stock option granted under the plan or in payment of any withholding tax incurred in connection with any award under the plan will be available for issuance under the plan. The shares issued under the plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

Adjustments

In the event of a merger or consolidation (in each case where the shares of the Company are converted into stock and/or cash of another entity), or any corporate structure affecting Company common stock, adjustments and other substitutions will be made to the plan, including adjustments in the maximum number of shares subject to the plan and other numerical limitations. Adjustments will also be made to awards under the plan as the Board in its sole discretion deems equitable or appropriate.

Options

Incentive and non-statutory options to purchase shares of Company common stock may be granted under the plan, either alone or in addition to other awards and for no consideration or for such consideration as the Board and/or Compensation Committee may determine or as may be required by applicable law. The price at which a share may be purchased under an option may not be less than the market value of a share on the date the option is granted. The plan permits the Board and/or Compensation Committee to establish the term of each option, but its term may not exceed ten years. Options may be exercised for whole shares only. If an option would otherwise be exercisable for fractional shares, the option is rounded down to the nearest whole share amount. Options may vest and become fully exercisable in the event a change in control occurs as described below. The plan contains various provisions governing the participant’s right to exercise an option upon the termination of the participant’s employment with the Company.

Restricted Stock

Restricted stock awards may be issued to participants for no cash consideration, or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the plan. Restricted stock vests and becomes fully exercisable as determined by the Board. Restricted stock vests and becomes fully exercisable in the event: (i) a change in control occurs, as described below, and service is terminated within 12 months thereafter; or (ii) of the death or disability of the participant. If a participant’s service with the Company is terminated, the participant will forfeit any unvested restricted stock (except in certain cases following a change in control).

Performance Share Awards

Other awards of Company common stock that are valued in whole or in part by reference to, or are otherwise based on, Company common stock or the attainment by the Company of certain performance goals, may be granted to participants, either alone or in addition to other awards. Stock awards are paid in shares of Company common stock. Shares granted as stock awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. At the time the performance goals established have been attained or otherwise satisfied within the performance cycle, the payment of the performance shares in the name of the participant will be made at the end of the performance cycle.

Bonus Shares and Awards in Lieu of Obligations

Bonus share awards may be issued to participants as a bonus or in consideration for past services actually rendered for the Company, or in lieu of obligations of the Company to pay cash or deliver other property under the plan or under other plans or compensation arrangements. The bonus shares can be awarded under terms and agreements that are determined by the Compensation Committee and/or the Board.

Change in Control

Unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, in the event of a change in control of the Company, all outstanding stock options will become fully vested. If a participant’s service with the Company is involuntarily terminated at any time within twelve months after a change in control, and unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, any restricted period with respect to restricted shares will lapse and all such shares will become fully vested.

A “change in control” means, with certain exceptions: (i) an acquisition of beneficial ownership of 50% or more of the outstanding common stock; (ii) a merger in which the Company is not the surviving entity, or a sale by the Company or the Bank of all or substantially all of its assets; or (iii) the acquisition by any person or group by means of a merger, consolidation or purchase of 80% or more of its outstanding shares.

Effective Date, Term, Amendment and, Termination

The plan became effective in 2011 and will remain in effect until the earlier of (a) the date that no additional shares are available for issuance, (b) the date the plan is terminated by the Board of Directors in accordance with its terms or (c) the tenth anniversary of such shareholder approval.

Termination will not affect grants and awards then outstanding under the plan. The Board of Directors may terminate or amend the plan at any time without shareholder approval, unless such approval is necessary to comply with the Securities Exchange Act of 1934, the Internal Revenue Code, NASDAQ rules, or other applicable law. No termination, amendment or modification of the plan may in any manner affect any award previously granted under the plan without the consent of the participant to whom the award was granted or the transferee of the award.

Restriction on Transfer

Awards granted under the plan are generally non-transferable, except by will or the laws of descent and distribution. The Board may permit participants to transfer awards (other than stock options) to members of their immediate family, to one or more trusts solely for the benefit of such immediate family members, and to partnerships into which such family members or trusts are the only trusts.

Other Provisions

The Board may establish procedures providing for the delivery of shares of Company common stock, in satisfaction of withholding tax obligations.

Federal Income Tax Consequences

Under present law, the following are the U.S. federal income tax consequences generally arising with respect to stock options, restricted stock, bonus shares and performance share awards:

Upon exercising a non-statutory option, a participant must recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to a deduction for the same amount. Upon sale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as a long-term capital gain (loss) if the stock has been held for at least 12 months.

For an incentive stock option, the optionee generally will recognize no taxable income upon grant or exercise of the option. If the acquired stock is held for at least two years from date of grant and one year from date of exercise, any gain or loss realized upon disposition of the shares will be treated as long-term capital gain (loss). If the acquired stock is sold prior to the satisfaction of these holding period requirements, the difference between the option price and the fair market value of the shares on the date of exercise will be treated as ordinary compensation income. The Company will be entitled to a deduction for the same amount. If compensation is recognized and the stock is sold, any difference between fair market value on date of exercise and the sales price will be recognized as either short or long term capital gain or loss, depending upon the amount of time the acquired stock was held. For alternative minimum tax purposes, the exercise of an incentive stock option will create an adjustment item in the year of exercise equal to the difference between the option price and fair market value on date of exercise. This adjustment item will create an adjusted tax basis for alternative minimum tax purposes different from regular tax purposes in the stock equal to the fair market value on date of exercise.

Recipients of restricted stock awards will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock granted to them at the time that the shares vest and become transferable. A recipient of a restricted stock award may, however, elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of restricted stock awards in the year in which such amounts are included in income.

Performance share and bonus share awards result in the recognition of ordinary income in an amount equal to the fair market value of shares of Company common stock paid to participants. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by plan participants. The Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

Other Information

The Board has not made any determination as to the allocation of benefits or amounts under the plan if approved by shareholders. If the plan is not approved by shareholders, the Board of Directors will consider other alternatives for performance-based compensation. The plan is not exclusive and does not limit the authority of the Board or its Committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

Vote Required and Recommendation of Board of Directors.

Assuming the presence of a quorum, this Proposal will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER COMPANY’S 2011 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Hacker, Johnson & Smith PA (“Hacker Johnson”) as the Company’s independent auditor for fiscal year 2016, and the Board asks shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and oversee the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Hacker Johnson for ratification by shareholders as a matter of good corporate governance.

Assuming the presence of a quorum, this Proposal will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2015 with Company’s management and has discussed with the independent auditors, Hacker, Johnson & Smith PA, communications pursuant to applicable auditing standards. In addition, Hacker, Johnson & Smith PA has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee has discussed with Hacker, Johnson & Smith PA, the independent auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and selected Hacker, Johnson & Smith PA as the Company’s independent auditor for 2016.

AUDIT COMMITTEE

Joel Klein

Moishe Gubin

Martin Schmidt

INDEPENDENT ACCOUNTANTS

Hacker Johnson, the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2015.

Audit and Tax Fees

The following table is a summary of the fees billed to the Company by Hacker, Johnson & Smith PA and Crowe Horwath PA for professional services rendered for the year ended December 31, 2015 and Hacker, Johnson & Smith for the year ended 2014:

Fee Category	2015 Fees	2014 Fees
Audit Fees	$65,000	$63,000
Tax Fees	$8,000	$9,000
Total Fees	$73,000	$72,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, PA in connection with statutory and regulatory filings or engagements.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

Pre-approved Services. Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith PA, independent public auditors for the Company for 2015 and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

EXECUTIVE OFFICERS

Executive Officers of the Company

The Board of Directors is seeking to appoint Moishe Gubin as the Company’s Chief Executive Officer. Mr. Gubin has submitted requests for the required regulatory approvals to serve as Chief Executive Officer of the Company. These requests are currently pending.

From January 1, 2015 to October 15, 2015, Thomas Procelli, an officer of the Bank, performed the functions of the Company’s principal executive officer and principal financial officer. Since October 2015, Joel Klein, a director of the Company, has been performing these functions on an interim basis.

Executive Officers of the Bank

The executive officers of the Bank are Timothy Terry, President and Chief Executive Officer of the Bank, James R. Odza, Senior Vice-President and Acting Chief Financial Officer of the Bank (Mr. Odza’s application is pending regulatory approval), Ari L. Bodner, Executive Vice President and Acting Chief Operating Officer (Mr. Bodner’s application is pending regulatory approval), and Jeff Cannon, Executive Vice President, Chief Lending Officer, and Chief Credit Officer. The background of each of these executive officers is set forth below.

Timothy Terry, age 60, was appointed President and Chief Executive Officer of the Bank in February 2013. Mr. Terry has been in banking for 34 years and most recently served as President/CEO of Putnam State Bank in Palatka, Florida. Prior to joining OptimumBank, he served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank. Mr. Terry received his BBA degree in finance from Western Michigan University located in Kalamazoo, Michigan. He is also a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware.

Jeff Cannon, age 54, joined OptimumBank in May 2012 as Executive Vice President and Chief Lending Officer. Mr. Cannon is a highly experienced lender with 25 years of experience in the South Florida market. He has a proven track record in generating and maintaining strong client relationships in loan and deposit production, as well as successfully managing professional and administrative staff. He previously served as Executive Vice President - Commercial Banking Executive for CNL Bank in South Florida, and held senior lending positions at Regions Bank, Southtrust Bank N.A., First Union National Bank and Barnett Bank. Mr. Cannon received his BSBA degree in finance and real estate from Washington University located in St. Louis, Missouri and his MBA in finance from Florida Atlantic University located in Boca Raton, Florida. He is Series 79 and 63 Investment Banking and Florida Real Estate Sales Associate licensed.

James R. Odza, age 54, is a Senior Vice President, and is the Acting Chief Financial Officer of the Bank pending regulatory review. He joined the Bank in September 2015. Mr. Odza has been in banking for 30 years and most recently served as Executive Vice President and CFO of Grand Bancshares, Inc. and its wholly-owned subsidiary Grand Bank & Trust of Florida in West Palm Beach, Florida from 1998 to 2015. Also, he served as Assistant Vice President for SunTrust Banks, Inc. in Loan Review and Real Estate Finance and Assistant Vice President for NCNB National Bank of Florida in Real Estate Finance. Mr. Odza received his MBA in Finance from the A.B. Freeman School of Business, Tulane University, New Orleans, Louisiana. Mr. Odza earned a BA degree in Economics from Tulane University, New Orleans, Louisiana. He is a graduate of the American Bankers Association Stonier Graduate School of Banking, Georgetown University, Washington, D.C.

Ari L. Bodner, age 51, is a Senior Vice President and is the Acting Chief Operations Officer of OptimumBank pending regulatory review. He joined OptimumBank in September 2015. Mr. Bodner has been in banking for 33 years and most recently served as Senior Vice President/Director of Operations, Branch Administration and Security Officer of Grand Bank & Trust of Florida in West Palm Beach, Florida from 2007 to 2015. Prior to his service with Grand Bank, Mr. Bodner was Senior Vice President and Operations Manager at Fidelity Federal Bank & Trust in West Palm Beach from 2004 to 2007. Mr. Bodner has a diverse background in operations and information systems. From 2000 to 2004, Mr. Bodner worked at UnitedTrust Bank in Bridgewater NJ as First Vice President/Loan and Retail Operations Manager. His banking career started at Roosevelt Savings Bank in Garden City NY in 1983. Mr. Bodner earned a BA degree in Economics from Queens College in Flushing NY.

EXECUTIVE COMPENSATION

The following table shows the compensation paid by the Company and the Bank for 2015 and 2014 to its executive officers whose total compensation exceeded $100,000, other than persons serving as the principal executive officer. The Company did not have any persons who were appointed as executive officers in 2015, although Thomas Procelli was the acting principal executive officer from January 1, 2015 to October 15, 2015, and Joel Klein, a director of the Company, was acting principal executive officer and principal financial officer since October 15, 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation($)	Total Compensation ($)
Joel Klein, Director of the Company (Acting Principal Executive Officer)	2015	—	—	14,101	14,101

Thomas A. Procelli Executive Vice President and Chief Operating Officer of Bank (1)	2015	144,621	0	0	144,621
	2014	144,200	0	0	144,200

Jeffrey Cannon Executive Vice President and Chief Lending Officer of Bank	2015	180,000	0	0	180,000
	2014	180,000	0	0	180,000

Timothy Terry President and Chief Executive Officer of Bank	2015	225,000	0	8,400	233,400
	2014	225,000	0	8,400	233,400

Jeffry Wagner Executive Vice President and Chief Financial Officer of Bank (2)	2014	125,000	0	0	125,000
	2013	101,326	0	0	101,326

(1)	Mr. Procelli’s employment ceased on October 15, 2015.
(2)	Mr. Wagner retired on January 15, 2016.

Stock Options

No stock options were granted to any of the executive officers in 2015. None of the Company’s executive officers holds any stock options.

Director Compensation

Each director receives compensation for serving on the Board of Directors and committees of the Board. The Chairman receives $1,500 for each Board meeting attended, and all other directors receive $1,000 for each Board meeting attended. These amounts are payable 25% in cash, and 75% in shares of the Company’s common stock (based on the fair market value on the date of grant). For Audit Committee meetings, the Chairman receives compensation of $250 for each meeting attended, and the members receive $200, all of which are payable in shares of the Company’s common stock (based on the fair market value on the date of grant). For Compensation Committee meetings, the Chairman receives compensation of $125 for each meeting attended and the other members receive $100, all of which are payable in shares of the Company’s common stock (based on the fair market value on the date of grant).

Director Compensation Table For 2015

Name	Cash Compensation($)	Stock Awards($)(1)	All Other Compensation ($)	Total($)
Moishe Gubin	4,500	15,227	0	19,727
Joel Klein	3,000	11,101	0	14,101
Martin Schmidt	1,250	9,102	0	10,352
Total	$8,750	$35,430	0	$44,180

(1)	The amounts in this column represent the fair value of the stock grants made to the directors in payment of a portion of their directors’ fees in 2015.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, to file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2015 were made on a timely basis, except for a Form 3 on behalf of Mr. Schmidt and a Form 5 on behalf of Messrs. Gubin, Klein, and Schmidt with respect to their Director Compensation.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock as of December 31, 2015 and does not reflect the post-reverse split common stock numbers following the reverse share split which occurred on January 12, 2016, for:

•	each of the directors and executive officers of the Company and the Bank;

•	all of the directors and executive officers of the Company and the Bank as a group; and

•	each other person known by the Company to own beneficially more than 5% of the Company common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class [1]
Directors and Executive Officers

Moishe Gubin, Director	884,977	9.19%
Joel Klein, Director	156,401	1.62%
Martin Schmidt, Director	7,613	0.08%
Jeff Cannon, Executive Vice President of the Bank	0	0
Timothy Terry, President and Chief Executive Officer of the Bank	0	0
Jeffry Wagner, Executive Vice President of Bank and Chief Financial Officer	0	0
All directors and executive officers as a group	1,048,991	10.89%

Other Greater than 5% Shareholders

Midwest Kosher Deli 2722 Tucker Drive, South Bend, Indiana 46624	776,251	8.06%

Ari Haas 6028 N. Monticello Chicago, Illinois 60659	750,000	7.79%

Midwest Torah Center 2516 S. Twyckenham Dr. South Bend, Indiana 46614	494,250	5.13%

[1]	Based on 9,628,863 shares of common stock outstanding on December 31, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are transactions since January 1, 2015, or proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Officers, Directors and Affiliates

The Bank offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Bank policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

Loan Purchase

On November 8, 2011 the Bank made a loan to Keser Holdings, LLC, the guarantor of which is Moishe Gubin, a Director of the Company. The amount of the loan was $305,000. The loan was a cash-out refinance of an investment property. The loan was for a term of three years with a loan-to-value ratio at closing of 60%, at an interest rate of 5% per annum and payments amortizing on a 25 year basis. Regulation O was applicable to this loan as Mr. Gubin was a director of the Bank. This loan was approved by the full Board in accordance with Florida Statutes Section 655.0386 because Mr. Gubin is a “financial institution-affiliated party” under Section 655.0386. This loan was not prohibited by Section 402 of the Sarbanes-Oxley Act because Mr. Gubin independently qualified for the loan and it was made in the ordinary course of the Bank’s business, of a type generally made available by the Bank to the public, and made by the Bank on market terms, or terms that are no more favorable than those offered to the general public for such extensions of credit. This loan was found to be in violation of Regulation O by the Bank’s regulators. To remedy this violation, in March 2014, Mr. Gubin executed a Hypothecation Agreement by which he pledged cash collateral in the outstanding amount of the loan and his guaranty of the loan was terminated. The Hypothecation Agreement was approved by the Board. The loan was paid off on July 7, 2015.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2017 annual meeting of shareholders and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than December 3, 2016, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2017 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance written notice to the Company by February 16, 2017, as required by SEC Rule 14a-4(c)(1).

Any shareholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. All of the costs of solicitation of proxies will be paid by the Company. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s shares of common stock. In addition to solicitations by mail, the Company’s directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

HOW TO OBTAIN EXHIBITS TO FORM 10-K AND OTHER INFORMATION

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 is included with this proxy statement. We will mail without charge copies of any particular exhibit to the Company’s Form 10-K upon written request. Requests should be sent to OptimumBank Holdings, Inc., Attn: Mary Franco, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308. Our proxy statement, annual reports on form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, as well as any amendment to those reports, are also available free of charge through the SEC’s website, www.sec.gov.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet or Telephone — QUICK *** EASY
IMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail
~FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED~
OPTIMUMBANK HOLDINGS, INC.
Your phone or internet vote authorizes the named
proxies to vote your shares in the same manner as if
you marked, signed and returned your proxy card.
Votes submitted electronically over the Internet or
by telephone must be received by 11:59 p.m., Eastern
Time, on May 2, 2016.
INTERNET/MOBILE –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have
your proxy card available when you access
the above website. Follow the prompts to
vote your shares.
PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your
proxy. Have your proxy card available when
you call. Follow the voting instructions to
vote your shares.
MAIL – Mark, sign and date your proxy
card and return it in the postage-paid
envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU
ARE VOTING ELECTRONICALLY OR BY PHONE.
PROXY
Please mark
your votes
like this
X
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE
VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. THIS PROXY IS SOLICITED ON BEHALF OF OPTIMUMBANK
HOLDINGS, INC.’S BOARD OF DIRECTORS.
1. To elect three directors.
FOR
WITHOUT AUTHORITY
FOR ALL
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)
NOMINEES:
01 Moishe Gubin,
02 Joel Klein
03 Martin Schmidt
2. To approve an amendment to the
Company’s 2011 Equity Incentive Plan
to increase the maximum number of
shares that may be issued under the plan
from 105,000 shares to 210,000 shares.
FOR
AGAINST
ABSTAIN
3. To ratify the appointment of Hacker,
Johnson & Smith PA as the Company’s
independent auditor for fiscal year 2016.
FOR
AGAINST
ABSTAIN
4. To transact such other business as may properly come before the
Annual Meeting
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:
Signature______________________________________
Signature, if held jointly______________________________________
Date_____________, 2016.
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

~FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED~
OPTIMUMBANK HOLDINGS, INC.
PROXY
FOR 2016 ANNUAL MEETING OF SHAREHOLDERS
MAY 3, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints MOISHE GUBIN, JOEL KLEIN and MARTIN SCHMIDT, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on May 3, 2016, at 10:00 a.m. or any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.
(CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)